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THIS WARRANT AND THE SHARES OF STOCK TO BE RECEIVED UPON ITS EXERCISE HAVE BEEN
ACQUIRED FOR INVESTMENT AND NEITHER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR QUALIFIED UNDER APPLICABLE STATE SECURITIES ACTS. THIS WARRANT AND SUCH STOCK MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OFFERED FOR SALE OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION AND QUALIFICATION UNDER SUCH ACTS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.


                                                       Right to purchase 75,000
                                                      shares of Common Stock of
                                                Image Guided Technologies, Inc.


                          IMAGE GUIDED TECHNOLOGIES, INC.

                           COMMON STOCK PURCHASE WARRANT


          Image Guided Technologies, Inc., a Colorado corporation (the "Company"), hereby certifies that, for value received, A. C. Allen & Co. Inc., or registered assigns, is entitled, subject to the terms set forth below, to purchase at any time after the date hereof and on or before May 18, 2003, seventy-five thousand (75,000) fully paid and nonassessable shares of common stock, no par value (the "Common Stock"), of the Company at $2.281 per share (the "Exercise Price").

          The Exercise Price and number of shares are subject to adjustment as provided herein.

I.                  EXERCISE OF WARRANT.

(a) This Warrant may be exercised in full or in part by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company, at its principal office, accompanied by

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payment, in cash or by check payable to the order of the Company, in the amount obtained by multiplying the number of shares so purchased times the Exercise Price.

(b) In lieu of delivering the Exercise Price in cash or check the holder may elect to receive shares equal to the value of the Warrant or portion thereof being exercised ("Net Issue Exercise"). If the holder wishes to elect the Net Issue Exercise, the holder shall notify the Company of its election in writing at the time it delivers to the Company the subscription form. In the event the holder shall elect Net Issue Exercise, the holder shall receive the number of shares of Common Stock equal to the (i) product of (x) the number of shares of Common Stock purchasable under the Warrant, or portion thereof being exercised and (y) the current market price per share, as defined below, of one share of Common Stock minus the Exercise Price, divided by (ii) the current market price per share, as defined below, of one share of Common Stock. For the purpose of the above computation, the current market price per share of Common Stock at any date shall be deemed to be the closing price on the business day immediately preceding such date. The closing price for any day shall be the last sale price or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

(c) If this Warrant is exercised for less than all the shares of the Common Stock covered hereby, the holder shall be entitled to receive a new Warrant covering the number of shares for which this Warrant shall not have been exercised. This

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Warrant will expire at 5:00 p.m., Boulder, Colorado Time on May 18, 2003, at
which time all rights evidenced by this Warrant shall cease and this Warrant shall become null and void.

2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct (subject to the legend set forth on the face hereof), a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise. The Company may place a legend on any certificate issued hereunder which it, in its sole discretion, deems necessary to comply with any applicable law and the Company may provide any conditions to exercise that it, in its sole discretion, deems necessary to comply with any applicable law, including, a requirement that the holder represent that the Common Stock is being purchased only for investment and without any present intention to sell or distribute the same. All documentary stamp taxes payable on account of such issue shall be paid for by the Company.

3. RESERVATION OF COMMON STOCK. The Company will at all times keep reserved out of the authorized and unissued shares of Common Stock a number of shares sufficient to provide for the exercise of the Warrant.

4. ADJUSTMENT. The Exercise Price in effect at any time and the number of securities purchasable upon the exercise of the Warrant shall be subject to adjustment on the occurrence of any of the following events. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common

Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Whenever the Exercise Price payable upon exercise of the Warrant is adjusted pursuant to the preceding sentence, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

5. LIQUIDATION, MERGER, ETC. Upon the effective date of the liquidation, dissolution or winding-up of the Company or of a merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, the Warrant and any right to purchase shares thereunder shall terminate, but the holder shall have the right immediately prior to such effective date to purchase the full (or any part thereof) number of shares under the Warrant which the holder would otherwise have been entitled to purchase during the remaining term of the Warrant.

6. NOTICE. The Company may not (i) declare any dividends (other than stock dividends) or make any other distributions upon its Common Stock, (ii) liquidate, dissolve or wind up, or (iii) merge or consolidate with or into another corporation where it is not the surviving entity, without in each case giving the holder hereof 15 days' written notice in advance of such event. All notices shall be in writing and shall be deemed given when

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delivered personally or when deposited in the United States mail, postage prepaid, addressed to the holder at such holder's address appearing on the books of the Company.

7. TRANSFER OF WARRANTS, ETC. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

(a) Transfer of this Warrant is subject to the legend set forth on the face hereof;

(b) Subject to the foregoing, title to this Warrant may be transferred on the books of the Company, which the Company will maintain for such purpose at its principal office, by the registered holder hereof or by such registered holder's attorney; and

(c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner and holder hereof for all purposes, notwithstanding any notice to the contrary. This Warrant does not confer upon the holder hereof any right whatsoever as a stockholder of the Company.

          IN WITNESS WHEREOF, Image Guided Technologies, Inc. has caused this Warrant to be signed by its President and attested by its Assistant Secretary.

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               Dated as of May 19, 1998.


                              IMAGE GUIDED TECHNOLOGIES, INC.


                              By:  /s/ Paul L. Ray
                                 -------------------------------
                                      President

(Corporate Seal)

ATTEST:

/s/ Jeffrey Hiller
---------------------------------
Assistant Secretary

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                                FORM OF SUBSCRIPTION


To:  Image Guided Technologies, Inc.


          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________ shares of Common Stock of Image Guided Technologies, Inc. and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________________________________, whose address is
_____________________________________________________________________________.
          Dated: ____________________________________, ______.



                              (The signature must conform in all respects to the name of holder as specified on the face of the Warrant.)